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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): September 19, 2001



                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)



         Maryland                       000-21193               95-4582157
(State or other jurisdiction     (Commission File Number)     (IRS Employer
  of incorporation)                                         Identification No.)


                            1781 Park Center Drive
                            Orlando, Florida  32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

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Item 5.  Other Events.


   See press release dated September 19, 2001 entitled "Sunterra Names Additions to Management Team" attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c)   Exhibits

         Exhibit No.       Description                         Page No.
         -----------       -----------                         --------

             99      Press release dated September 19, 2001        3
                     entitled "Sunterra Names Additions to
                     Management Team"


                                   SIGNATURES


   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)


Date: September 21, 2001             By:   /s/ Gregory F. Rayburn
                                           ----------------------
                                           Gregory F. Rayburn
                                           President



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